UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 19, 2008

(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-51689	88-0456274
(Commission File Number)	(I.R.S. Employer Identification No.)

2121 Sage Road, Suite 200
Houston, Texas	77056
(Address of Principal Executive Offices)	(Zip Code)

6303 Beverly Hill, Suite 210
Houston, Texas 77057
(Former name or former address, if changed since last report.)

(713) 781-6173
(Telephone number, including area code)

ITEM 8. OTHER EVENTS

ITEM 8.01 – OTHER EVENTS

Exobox Technologies Corp has leased office space at Sage Park, 2121 Sage Road, Suite 200, Houston, Texas 77056.  The Company anticipates moving into the new facilities on or about March 31, 2008, upon completion of remodeling of the space by the landlord.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: /s/Robert B. Dillon
Robert B. Dillon, President & CEO

Dated: February 19, 2008